Exhibit 10.13

BUSINESS OPPORTUNITIES AGREEMENT

THIS BUSINESS OPPORTUNITIES AGREEMENT (this “Agreement”), dated as of                  , 2012, is entered into by and among Cinco Resources, Inc., a Delaware corporation (the “Company”), and the parties to this Agreement listed on Exhibit A hereto (each a “Designated Party” and collectively the “Designated Parties”).

RECITALS

A.                                   Each of the Designated Parties engages, directly or indirectly, in businesses similar to those in which the Company engages.

B.                                     In recognition that certain Designated Parties may engage, directly or indirectly, in the same or similar activities or lines of business and have an interest in the same or similar areas of business, and in recognition of the benefits to be derived by the Company through its continued contractual, corporate and business relations with each Designated Party (including services of employees, officers and directors of each Designated Party as directors and officers of the Company), this Agreement is set forth to regulate and define the conduct of certain affairs of the Company as they may involve each Designated Party, and as applicable, its employees, officers and directors, and the powers, rights, duties, liabilities, interests and expectations of the Company in connection therewith.

C.                                     To induce the Designated Parties to continue to serve as directors of the Company, the Company is willing to enter into this Agreement, pursuant to Section 122 of the General Corporation Law of the State of Delaware, to renounce, effective upon the date hereof, any interest or expectancy it may have in the classes or categories of business opportunities specified herein that are presented to or identified by any Designated Party, as more fully described herein.  As a result of this Agreement, each Designated Party, as applicable, may continue to conduct his or its business and to pursue certain business opportunities without an obligation to offer such opportunities to the Company or any of its Subsidiaries, and any Designated Party, as applicable, may continue to discharge his responsibilities as a director or employee of such Designated Party or any company in which such Designated Party has an interest.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, rights, and obligations set forth in this Agreement and the benefits to be derived herefrom, and other good and valuable consideration, the receipt and the sufficiency of which each of the undersigned acknowledges and confesses, the undersigned agree as follows:

1.                                      Renouncement of Business Opportunities.  To the fullest extent permitted by applicable law, the Company, on behalf of itself and its subsidiaries, hereby renounces any interest or expectancy of the Company and its subsidiaries in any business opportunity, transaction or other matter in which any Designated Party participates or desires or seeks to participate and that involves any aspect of the energy business or industry, even if the opportunity is one that the Company or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so (each, a “Business Opportunity”), provided that the Company on behalf of itself and its subsidiaries, does not hereby renounce any interest or expectancy it or any of its subsidiaries may have in any Business Opportunity, transaction or other matter that is offered in writing solely to (i) a director or officer of the Company or its subsidiaries who is not also a Designated Party or (ii) a Designated Party who is a director, officer or employee of the Company who is offered such opportunity solely in his or her capacity as a director, officer or employee of the Company (each Business Opportunity other than those referred to in clauses (i) or (ii) are referred to as a “Renounced Business Opportunity”).  Each such Designated Party shall have no duty to communicate or offer such Renounced Business Opportunity to the Company and, to the fullest extent permitted by applicable law, shall not be liable to the Company or any of its subsidiaries or any stockholder for breach of any fiduciary or other duty, as a director or officer or controlling stockholder, or otherwise, by reason of the fact that such Designated Party pursues or acquires such Renounced Business Opportunity, directs such Renounced Business Opportunity to another person or fails to present such Renounced Business Opportunity, or information regarding such Renounced Business Opportunity, to the Company or its subsidiaries, provided that such Renounced Business Opportunity is conducted by such Designated Party in accordance with the standard set forth in Section 2.  The Company shall not be prohibited from pursuing any Renounced Business Opportunity.

2.                                      Standards for Separate Conduct of Renounced Business Opportunities.  In the event that a Designated Party acquires knowledge of a Renounced Business Opportunity, such Designated Party may pursue such Renounced Business Opportunity if such Renounced Business Opportunity is developed and pursued solely through the use of personnel and assets of the Designated Party (including, as applicable, such Designated Party in his capacity as a director, officer, employee or agent of the Designated Party) or jointly with the personnel and assets of any other Person or Persons, provided that each such Person is not an Affiliate of the Company and does not owe any fiduciary or other duty to the Company.

3.                                      Liability.  Provided a Renounced Business Opportunity is conducted by a Designated Party in accordance with the standards set forth in Section 2 hereof, no Designated Party shall be liable to the Company, any of its stockholders or any of the Company’s Subsidiaries for breach of any fiduciary or other duty, as a director, officer, controlling stockholder or otherwise, by reason of such Renounced Business Opportunity. In addition, no Designated Party shall be liable to the Company, any of its stockholders or any of the Company’s Subsidiaries for breach of any fiduciary or other duty, as a director, officer, controlling stockholder or otherwise, by reason of the fact that such Designated Party conducts, pursues or acquires such Renounced Business Opportunity for itself, directs such Renounced Business Opportunity to another Person or does not communicate information regarding such Renounced Business Opportunity to the Company

4.                                      Disclosing Conflicts of Interest. Should any director of the Company have actual knowledge that he or his Affiliates is pursuing a Renounced Business Opportunity also pursued by the Company, he shall disclose to the Company’s board of directors that he may have a conflict of interest, so that the board of directors may consider his withdrawal from discussions in board deliberations, as appropriate.

5.                                      Interpretation.

(a)                                  For purposes of this Agreement, “Designated Parties” shall include all Subsidiaries and Affiliates, including any investment fund sponsored or managed by the Designated Party, of each Designated Party (other than the Company and its Subsidiaries).

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(b)                                 As used in this Agreement, the following definitions shall apply:

(i)                                     “Affiliate” means with respect to a specified person, a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified, and any directors, officers, partners or 5% or more owners of such person.

(ii)                                  “Person” means an individual, corporation, partnership, limited liability company, trust, joint venture, unincorporated organization or other legal or business entity.

(iii)                               “Subsidiary” or “Subsidiaries” shall mean, with respect to any Person, any other Person the majority of the voting securities of which are owned, directly or indirectly, by such first Person.

6.                                      Miscellaneous.

(a)                                  The provisions of this Agreement shall terminate and be of no further force and effect at such time as no Designated Party serves as a director (including Chairman of the Board) or officer of the Company or its Subsidiaries.

(b)                                 This Agreement does not prohibit or impact the Company’s ability to participate in any Business Opportunity.

(c)                                  This Agreement may be signed by facsimile signature and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of laws principles.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date set forth above.

THE COMPANY:	CINCO RESOURCES, INC.

By:
Name:
Title:

DESIGNATED PARTIES:

Alan D. Bell

James C. Crainl

Ellen K. Hannan

W. Howard Keenan, Jr.

James R. Latimer, III

Bryan H. Lawrence

[Signature Page to Business Opportunities Agreement]

YORKTOWN ENERGY PARTNERS IV, L.P.

By: Yorktown IV Company LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS V, L.P.

By: Yorktown V Company LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS VI, L.P.

By: Yorktown VI Company LP, its general partner

By: Yorktown VI Associates LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS VII, L.P.

By: Yorktown VII Company LP, its general partner

By: Yorktown VII Associates LLC, its general partner

By:
Name:
Title:

YORKTOWN ENERGY PARTNERS VIII, L.P.

By: Yorktown VIII Company LP, its general partner

By: Yorktown VIII Associates LLC, its general partner

By:
Name:
Title:

[Signature Page to Business Opportunities Agreement]

YORKTOWN ENERGY PARTNERS IX, L.P.

By: Yorktown IX Company LP, its general partner

By: Yorktown IX Associates LLC, its general partner

By:
Name:

[Signature Page to Business Opportunities Agreement]

EXHIBIT A

Designated Parties

Board Members
Alan D. Bell
James C. Crain
Ellen K. Hannan
W. Howard Keenan, Jr.
James R. Latimer, III
Bryan H. Lawrence
Such other persons as the Board of Directors of the Company shall from time to time determine
All Affiliates of the foregoing

Stockholders
Yorktown Energy Partners IV, L.P.
Yorktown Energy Partners V, L.P.
Yorktown Energy Partners VI, L.P.
Yorktown Energy Partners VII, L.P.
Yorktown Energy Partners VIII, L.P.
Yorktown Energy Partners IX, L.P.
Any other investment fund sponsored or managed by Yorktown Partners LLC, including any fund still to be formed
Any officers, directors, partners, employees, affiliates and any portfolio company in which any of the foregoing entities has an equity interest (other than the Company and its subsidiaries)